 OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                        (UNAUDITED)        (UNAUDITED)                  (UNAUDITED)        (UNAUDITED)
                                    OCTOBER 31, 1999  SEPTEMBER 30, 1999            OCTOBER 31, 1999  SEPTEMBER 30, 1999
                                           ESD                ESD          CHANGE       CORPORATE          CORPORATE        CHANGE
                                    ---------------------------------------------- ------------------------------------------------
 CURRENT ASSETS
 Cash                                              -            87,267    (87,267)            9,575              74,541    (64,966)
 Restricted cash held in escrow            2,701,942         2,702,458       (516)                                               -
 Accounts receivable
   A/R--trade                             11,314,549        11,351,633    (37,084)                -                   -          -
   A/R--interco                                    -             1,938     (1,938)                -                   -          -
   A/R--employees                              3,994             3,655        339                 -                   -          -
   A/R--supplemental                       1,254,455         1,261,071     (6,616)                                               -
   A/R--miscellaneous                         11,579            11,579          -         1,224,094           1,224,094          -
   Allowance for doubtful accounts        (1,612,519)       (1,665,007)    52,488        (1,076,094)         (1,076,094)         -
                                    ---------------------------------------------- ------------------------------------------------
     Accounts receivable, net             10,972,058        10,964,869      7,189           148,000             148,000          -
                                    ---------------------------------------------- ------------------------------------------------
 Costs and earnings in excess of
   billings                                5,372,537         4,992,046    380,491                                                -
 Prepaid expenses                            102,495            83,552     18,943           163,189              60,631    102,558
 Other current assets                                                           -                                                -
                                    ---------------------------------------------- ------------------------------------------------
 TOTAL CURRENT ASSETS                     19,149,032        18,830,192    318,840           320,764             283,172     37,592
                                    ---------------------------------------------- ------------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                         2,363,116         2,381,172    (18,056)                -                   -          -
   Automotive equipment                      954,586           886,849     67,737                 -                   -          -
   Office furniture and equipment          1,001,487           997,837      3,650            34,872              34,872          -
   Land, Building, and leasehold
     improvements                            107,729           107,729          -                 -                   -          -
                                    ---------------------------------------------- ------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST          4,426,918         4,373,587     53,331            34,872              34,872          -
   Accum. Depreciation                    (3,447,302)       (3,446,212)    (1,090)          (34,179)            (34,128)       (51)
                                    ---------------------------------------------- ------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                979,616           927,375     52,241               693                 744        (51)
                                    ---------------------------------------------- ------------------------------------------------
 Long-term accounts receivable -
   Other (Texas)                                   -                 -          -                 -                   -          -
 Reserve for Long-term accounts
   receivable                                                                   -                                                -
                                    ---------------------------------------------- ------------------------------------------------
    Long-term accounts receivable -
     Other (Texas), net                            -                 -          -                 -                   -          -
 Other Assets                                121,773           123,173     (1,400)           41,622              41,622          -
 Investment & Intercompany in
   Subsidiaires                                                                 -        74,375,431          74,375,431          -
                                    ---------------------------------------------- ------------------------------------------------
 TOTAL ASSETS                             20,250,421        19,880,740    369,681        74,738,510          74,700,969     37,541
                                    ---------------------------------------------- ------------------------------------------------
                                    ---------------------------------------------- ------------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                        1,146,663           774,866    371,797            76,335              34,047     42,288
   Line of Credit                                                               -        24,293,707          24,031,090    262,617
   Accrued expenses, excluding
     bankruptcy costs                        779,241           811,207    (31,966)           21,293              12,503      8,790
   Accrued bankruptcy costs                                                     -         1,780,346           1,655,346    125,000
   Estimated claims against cash
     held in escrow                        2,503,751         2,504,267       (516)                -                   -          -
   Intercompany - BNYFC                    7,449,623         7,396,153     53,470       (17,740,701)        (17,688,294)   (52,407)
    Intercompany payable                                                        -                 -               1,938     (1,938)
                                    ---------------------------------------------- ------------------------------------------------
 TOTAL POST PETITION CURRENT
   LIABILITIES                            11,879,278        11,486,493    392,785         8,430,980           8,046,630    384,350
 Intercompany Notes Payable                7,926,358         7,926,358          -                                                -
 Pre Petition Liabilities                          -                 -          -         4,107,442           4,045,485     61,957
 Pre Petition Estimated
   Construction Claims                                                          -                                                -
                                    ---------------------------------------------- ------------------------------------------------
   TOTAL LIABILITIES                      19,805,636        19,412,851    392,785        12,538,422          12,092,115    446,307
                                    ---------------------------------------------- ------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                                        121,289             121,289          -
 Additional paid in capital               14,557,677        14,557,677          -       127,234,871         127,234,871          -
 Treasury Stock A-P-I-C                            -                 -                     (562,506)           (562,506)         -
 Retained earnings - prior                (9,028,340)       (9,028,340)         -       (49,321,103)        (49,321,103)         -
 Y-T-D net income pre petition                (8,531)           (8,531)         -          (895,498)           (895,498)         -
 Y-T-D net income post petition           (5,076,021)       (5,052,917)   (23,104)      (14,376,965)        (13,968,199)  (408,766)
                                    ---------------------------------------------- ------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                444,785           467,889    (23,104)       62,200,088          62,608,854   (408,766)
                                    ---------------------------------------------- ------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS'
   EQUITY                                 20,250,421        19,880,740    369,681        74,738,510          74,700,969     37,541
                                    ---------------------------------------------- ------------------------------------------------
                                    ---------------------------------------------- ------------------------------------------------

         See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                          (UNAUDITED)        (UNAUDITED)                 (UNAUDITED)        (UNAUDITED)
                                       OCTOBER 31, 1999  SEPTEMBER 30, 1999           OCTOBER 31, 1999  SEPTEMBER 30, 1999
                                           CONTINUING        CONTINUING                 DISCONTINUED        DISCONTINUED
                                           OPERATIONS        OPERATIONS       CHANGE     OPERATIONS          OPERATIONS     CHANGE
                                       ---------------------------------------------- ---------------------------------------------
 CURRENT ASSETS
 Cash                                             9,575           161,808   (152,233)               -                   -        -
 Restricted cash held in escrow               2,701,942         2,702,458       (516)          20,861              20,861        -
 Accounts receivable
   A/R--trade                                11,314,549        11,351,633    (37,084)       3,756,148           3,756,148        -
   A/R--interco                                       -             1,938     (1,938)               -                   -        -
   A/R--employees                                 3,994             3,655        339                                             -
   A/R--supplemental                          1,254,455         1,261,071     (6,616)                                            -
   A/R--miscellaneous                         1,235,673         1,235,673          -                -                   -        -
   Allowance for doubtful accounts           (2,688,613)       (2,741,101)    52,488       (2,528,961)         (2,528,961)       -
                                       ---------------------------------------------- ---------------------------------------------
     Accounts receivable, net                11,120,058        11,112,869      7,189        1,227,187           1,227,187        -
                                       ---------------------------------------------- ---------------------------------------------
 Costs and earnings in excess of
   billings                                   5,372,537         4,992,046    380,491                                             -
 Prepaid expenses                               265,684           144,183    121,501                -                   -        -
 Other current assets                                 -                 -          -                -                   -        -
                                       ---------------------------------------------- ---------------------------------------------
 TOTAL CURRENT ASSETS                        19,469,796        19,113,364    356,432        1,248,048           1,248,048        -
                                       ---------------------------------------------- ---------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                            2,363,116         2,381,172    (18,056)           1,000               1,000        -
   Automotive equipment                         954,586           886,849     67,737                -                   -        -
   Office furniture and equipment             1,036,359         1,032,709      3,650                -                   -        -
   Land, Building, and leasehold
     improvements                               107,729           107,729          -                -                   -        -
                                       ---------------------------------------------- ---------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST             4,461,790         4,408,459     53,331            1,000               1,000        -
   Accum. Depreciation                       (3,481,481)       (3,480,340)    (1,141)               -                   -        -
                                       ---------------------------------------------- ---------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                   980,309           928,120     52,190            1,000               1,000        -
                                       ---------------------------------------------- ---------------------------------------------
 Long-term accounts receivable -
   Other (Texas)                                      -                 -          -                -                   -        -
 Reserve for Long-term accounts
   receivable                                         -                 -          -                                             -
                                       ---------------------------------------------- ---------------------------------------------
    Long-term accounts receivable -
      Other (Texas), net                              -                 -          -                -                   -        -
 Other Assets                                   163,395           164,795     (1,400)               -                   -        -
 Investment & Intercompany in
   Subsidiaires                              74,375,431        74,375,431          -                                             -
                                       ---------------------------------------------- ---------------------------------------------
 TOTAL ASSETS                                94,988,931        94,581,709    407,222        1,249,048           1,249,048        -
                                       ---------------------------------------------- ---------------------------------------------
                                       ---------------------------------------------- ---------------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                           1,222,998           808,913    414,085                -                   -        -
   Line of Credit                            24,293,707        24,031,090    262,617                                             -
   Accrued expenses, excluding
     bankruptcy costs                           800,534           823,710    (23,176)          69,976              69,976        -
   Accrued bankruptcy costs                   1,780,346         1,655,346    125,000                -                   -        -
   Estimated claims against cash held
     in escrow                                2,503,751         2,504,267       (516)          20,807              20,807        -
   Intercompany - BNYFC                     (10,291,078)      (10,292,141)     1,063       10,291,078          10,292,141   (1,063)
    Intercompany payable                              -             1,938     (1,938)                                            -
                                       ---------------------------------------------- ---------------------------------------------
 TOTAL POST PETITION CURRENT
   LIABILITIES                               20,310,258        19,533,123    777,135       10,381,861          10,382,924   (1,063)
 Intercompany Notes Payable                   7,926,358         7,926,358          -        4,320,625           4,320,625        -
 Pre Petition Liabilities                     4,107,442         4,045,485     61,957       11,809,110          11,809,110        -
 Pre Petition Estimated Construction
   Claims                                             -                 -          -        1,800,000           1,800,000        -
                                       ---------------------------------------------- ---------------------------------------------
   TOTAL LIABILITIES                         32,344,058        31,504,966    839,092       28,311,596          28,312,659   (1,063)
                                       ---------------------------------------------- ---------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                            121,289           121,289          -        5,454,120           5,454,120        -
 Additional paid in capital                 141,792,548       141,792,548          -       39,347,007          39,347,007        -
 Treasury Stock A-P-I-C                        (562,506)         (562,506)         -                -                   -        -
 Retained earnings - prior                  (58,349,443)      (58,349,443)         -      (53,656,003)        (53,656,003)       -
 Y-T-D net income pre petition                 (904,029)         (904,029)         -         (941,907)           (941,907)       -
 Y-T-D net income post petition             (19,452,986)      (19,021,116)  (431,870)     (17,265,765)        (17,266,828)   1,063
                                       ---------------------------------------------- ---------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                62,644,873        63,076,743   (431,870)     (27,062,548)        (27,063,611)   1,063
                                       ---------------------------------------------- ---------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS'
   EQUITY                                    94,988,931        94,581,709    407,222        1,249,048           1,249,048        -
                                       ---------------------------------------------- ---------------------------------------------
                                       ---------------------------------------------- ---------------------------------------------

         See accompanying notes to financial statement information OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                                  (UNAUDITED)              (UNAUDITED)
                                                               OCTOBER 31, 1999        SEPTEMBER 30, 1999
                                                                   COMBINED                 COMBINED
                                                                     FINAL                    FINAL              CHANGE
                                                           -----------------------------------------------------------------
 CURRENT ASSETS
 Cash                                                                         9,575                  161,808       (152,233)
 Restricted cash held in escrow                                           2,722,803                2,723,319           (516)
 Accounts receivable
   A/R--trade                                                            15,070,697               15,107,781        (37,084)
   A/R--interco                                                                   -                       (0)             0
   A/R--employees                                                             3,994                    3,655            339
   A/R--supplemental                                                      1,254,455                1,261,071         (6,616)
   A/R--miscellaneous                                                     1,235,673                1,235,673              -
   Allowance for doubtful accounts                                       (5,217,574)              (5,270,062)        52,488
                                                           -----------------------------------------------------------------
     Accounts receivable, net                                            12,347,245               12,338,118          9,127
                                                           -----------------------------------------------------------------
 Costs and earnings in excess of billings                                 5,372,537                4,992,046        380,491
 Prepaid expenses                                                           265,684                  144,183        121,501
 Other current assets                                                             -                        -              -
                                                           -----------------------------------------------------------------
 TOTAL CURRENT ASSETS                                                    20,717,844               20,359,474        358,370
                                                           -----------------------------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                                        2,364,116                2,382,172        (18,056)
   Automotive equipment                                                     954,586                  886,849         67,737
   Office furniture and equipment                                         1,036,359                1,032,709          3,650
   Land, Building, and leasehold improvements                               107,729                  107,729              -
                                                           -----------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                         4,462,790                4,409,459         53,331
   Accum. Depreciation                                                   (3,481,481)              (3,480,339)        (1,142)
                                                           -----------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                               981,309                  929,120         52,189
                                                           -----------------------------------------------------------------
 Long-term accounts receivable - Other (Texas)                                    -                        -              -
 Reserve for Long-term accounts receivable                                        -                        -              -
                                                           -----------------------------------------------------------------
    Long-term accounts receivable - Other (Texas), net                            -                        -              -
 Other Assets                                                               163,395                  164,795         (1,400)
 Investment & Intercompany in Subsidiaires                                        0                        -              0
                                                           -----------------------------------------------------------------
 TOTAL ASSETS                                                            21,862,548               21,453,389        409,160
                                                           -----------------------------------------------------------------
                                                           -----------------------------------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                       1,222,998                  808,913        414,085
   Line of Credit                                                        24,293,707               24,031,090        262,617
   Accrued expenses, excluding bankruptcy costs                             870,510                  893,686        (23,176)
   Accrued bankruptcy costs                                               1,780,346                1,655,346        125,000
   Estimated claims against cash held in escrow                           2,524,558                2,525,074           (516)
   Intercompany - BNYFC                                                           -                        -              -
    Intercompany payable                                                          -                        -              -
                                                           -----------------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                                 30,692,119               29,914,109        778,010
 Intercompany Notes Payable                                                       -                        -              -
 Pre Petition Liabilities                                                15,916,552               15,854,595         61,957
 Pre Petition Estimated Construction Claims                               1,800,000                1,800,000              -
                                                           -----------------------------------------------------------------
   TOTAL LIABILITIES                                                     48,408,671               47,568,704        839,967
                                                           -----------------------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                        121,289                  121,289              -
 Additional paid in capital                                             124,465,227              124,465,227              -
 Treasury Stock A-P-I-C                                                    (562,506)                (562,506)             -
 Retained earnings - prior                                             (112,005,446)            (112,005,446)             -
 Y-T-D net income pre petition                                           (1,845,936)              (1,845,936)             -
 Y-T-D net income post petition                                         (36,718,751)             (36,287,944)      (430,807)
                                                           -----------------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                           (26,546,123)             (26,115,316)      (430,807)
                                                           -----------------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                21,862,548               21,453,388        409,160
                                                           -----------------------------------------------------------------
                                                           -----------------------------------------------------------------

         See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                        (UNAUDITED)         (UNAUDITED)                 (UNAUDITED)        (UNAUDITED)
                                        MONTH ENDED         MONTH ENDED                 MONTH ENDED        MONTH ENDED
                                     OCTOBER 31, 1999   SEPTEMBER 30, 1999           OCTOBER 31, 1999  SEPTEMBER 30, 1999
                                            ESD                 ESD         CHANGE       CORPORATE          CORPORATE       CHANGE
                                     ----------------------------------------------------------------------------------------------

 Sales                                      1,725,159          1,731,448    (6,289)                -                   -         -
 Cost of Sales                              1,341,891          1,278,014    63,877                 -                   -         -
                                     ----------------------------------------------------------------------------------------------
     Gross Profit                             383,268            453,434   (70,166)                -                   -         -

 Selling, General, and
   Administrative                             356,652            450,194   (93,542)           74,781              81,773    (6,992)
                                     ----------------------------------------------------------------------------------------------

 Income (Loss) From Operations                 26,616              3,240    23,376           (74,781)            (81,773)    6,992

 Other Income(Expense):
   I/C Interest Income (Expense)              (66,923)           (63,955)   (2,968)           66,923              63,955     2,968
   Interest Expense                                 -                  -         -          (222,148)           (212,550)   (9,598)
   Interest Income                                  -                  -         -                                               -
   Gain (loss) on Asset Disposition            17,182              1,288    15,894                 -                   -         -
   Other Expense                                   21                  -        21           (53,760)                  -   (53,760)
                                     ----------------------------------------------------------------------------------------------
     Total Other (Expense)                    (49,720)           (62,667)   12,947          (208,985)           (148,595)  (60,390)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses               (23,104)           (59,427)   36,323          (283,766)           (230,368)  (53,398)
 Bankruptcy Administrative Expenses                                                         (125,000)           (384,257)  259,257
                                     ----------------------------------------------------------------------------------------------
 Net Income (Loss)                            (23,104)           (59,427)   36,323          (408,766)           (614,625)  205,859
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------


         See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                        (UNAUDITED)       (UNAUDITED)                  (UNAUDITED)        (UNAUDITED)
                                        MONTH ENDED       MONTH ENDED                  MONTH ENDED        MONTH ENDED
                                     OCTOBER 31, 1999 SEPTEMBER 30, 1999            OCTOBER 31, 1999  SEPTEMBER 30, 1999
                                        CONTINUING        CONTINUING                  DISCONTINUED        DISCONTINUED
                                        OPERATIONS        OPERATIONS       CHANGE      OPERATIONS          OPERATIONS         CHANGE
                                     -------------------------------------------- --------------------------------------------------
Sales                                       1,725,159        1,731,448     (6,289)                0                   0          0
Cost of Sales                               1,341,891        1,278,014     63,877                 0                   0          0
                                     -------------------------------------------- --------------------------------------------------
    Gross Profit                              383,268          453,434    (70,166)                0                   0          0

Selling, General, and Administrative          431,433          531,967   (100,534)                0                   0          0
                                     -------------------------------------------- --------------------------------------------------

Income (Loss) From Operations                 (48,165)         (78,533)    30,368                 0                   0          0

Other Income(Expense):
  I/C Interest Income (Expense)                     0                0          0                 0                   0          0
  Interest Expense                           (222,148)        (212,550)    (9,598)                0                   0          0
  Interest Income                                   0                0          0                                                0
  Gain (loss) on Asset Disposition             17,182            1,288     15,894                 -                   0          0
  Other Expense                               (53,739)               0    (53,739)            1,063             415,952   (414,889)
                                     -------------------------------------------- --------------------------------------------------
    Total Other (Expense)                    (258,705)        (211,262)   (47,443)            1,063             415,952   (414,889)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses               (306,870)        (289,795)   (17,075)            1,063             415,952   (414,889)
Bankruptcy Administrative Expenses           (125,000)        (384,257)   259,257                 0                   0          0
Net Income (Loss)                            (431,870)        (674,052)   242,182             1,063             415,952   (414,889)
                                     -------------------------------------------- --------------------------------------------------
                                     -------------------------------------------- --------------------------------------------------



         See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                                     (UNAUDITED)               (UNAUDITED)
                                                     MONTH ENDED               MONTH ENDED
                                                  OCTOBER 31, 1999         SEPTEMBER 30, 1999
                                                       COMBINED                  COMBINED
                                                        FINAL                     FINAL            CHANGE
                                             ------------------------------------------------------------
 Sales                                                   1,725,159                 1,731,448      (6,289)
 Cost of Sales                                           1,341,891                 1,278,014      63,877
                                             ------------------------------------------------------------
     Gross Profit                                          383,268                   453,434     (70,166)

 Selling, General, and Administrative                      431,433                   531,967    (100,534)
                                             ------------------------------------------------------------

 Income (Loss) From Operations                             (48,165)                  (78,533)     30,368

 Other Income(Expense):
   I/C Interest Income (Expense)                                 0                         0           0
   Interest Expense                                       (222,148)                 (212,550)     (9,598)
   Interest Income                                               0                         0           0
   Gain (loss) on Asset Disposition                         17,182                     1,288      15,894
   Other Expense                                           (52,676)                  415,952    (468,628)
                                             ------------------------------------------------------------
     Total Other (Expense)                                (257,642)                  204,690    (462,332)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                           (305,807)                  126,157    (431,964)
 Bankruptcy Administrative Expenses                       (125,000)                 (384,257)    259,257
                                             ------------------------------------------------------------
 Net Income (Loss)                                        (430,807)                 (258,100)   (172,707)
                                             ------------------------------------------------------------
                                             ------------------------------------------------------------


         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                                    (UNAUDITED)          (UNAUDITED)
                                                                                    MONTH ENDED          MONTH ENDED
                                                                                 OCTOBER 31, 1999    SEPTEMBER 30, 1999    CHANGE
                                                                                ------------------  --------------------  ---------
Cash flows from operating activities:
  Net loss                                                                          ($430,807)          ($258,100)       ($172,707)

  Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
      Depreciation                                                                     48,046              46,120            1,926
      Change in estimate of pre-petition construction claims                                0            (406,789)         406,789
      Write off of accounts payable in discontinued operations                        (17,182)              1,288          (18,470)
      (Gain) / Loss on sale of property and equipment
    Change in certain assets & liabilities:
    (Increase) decrease in:                                                            (9,127)           (356,799)         347,672
      Receivables, net                                                               (380,491)           (279,470)        (101,021)
      Costs in excess of billings                                                    (121,501)             65,102         (186,603)
      Prepaids & other assets
     Increase (decrease) in:                                                          414,085             208,164          205,921
      Accounts payable                                                                101,824             511,156         (409,332)
      Accrued expenses                                                                      0                   0                0
      Other net changes in assets and liabilities                                      37,054            (211,047)         248,101
                                                                                ------------------  --------------------  ---------
        Total adjustments                                                            (393,753)           (469,147)          75,394
                                                                                ------------------  --------------------  ---------
        Net cash provided by (used in) operating activities


Cash flows from investing activities :                                                 25,000               1,500           23,500
     Proceeds from sale of equipment                                                 (108,054)            (30,580)         (77,474)
     Additions to property and equipment                                              (83,054)            (29,080)         (53,974)
                                                                                ------------------  --------------------  ---------
       Net cash provided by (used in) investing activities

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                                 262,617             458,754         (196,137)
  Proceeds from pre-petition preference payment receipts                               61,957              44,643           17,314
  (Reduction) Increase of pre-petition liabilities                                          0              47,000          (47,000)
                                                                                ------------------  --------------------  ---------
      Net cash provided by (used in) financing activities                             324,574             550,397         (225,823)
                                                                                ------------------  --------------------  ---------
Net increase (decrease) in cash                                                      (152,233)             52,170         (204,403)

CASH AT BEGINNING OF PERIOD                                                           161,808             109,638           52,170
                                                                                ------------------  --------------------  ---------

CASH AT END OF PERIOD                                                                  $9,575            $161,808        ($152,233)
                                                                                ------------------  --------------------  ---------
                                                                                ------------------  --------------------  ---------



         See accompanying notes to financial statement information

                                                                  EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
October 31, 1999 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


BNY Financial Corporation
As of October 31, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $24,293,707.


Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed, significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.


Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

In September 1999, certain amounts receivable and payables in the STC division were written off which resulted in $400,000 of other income recorded in the discontinued operation's section. A $47,000 receivable in the STC division was collected in December 1999.

Accounts receivable recorded on the corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities.


Pre-Petition Liabilities

Beginning in June 1999, Omega began collecting pre-petition preference recoveries are accounted for in the pre-petition liabilities section of the corporate balance sheet. The total collected as of month end October was $500,580.